UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2004

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

   Florida                           000-30486                 65-0738251
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(State or Other                    (Commission               (IRS Employer
Jurisdiction of                    File Number)              Identification
Incorporation)                                                  Number)

      420 Lexington Avenue, New York, New York                       10170
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    (Address of Principal Executive Offices)                      (Zip Code)

 Registrant's telephone number, including area code:  (646) 227-1600
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                                      N/A
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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01         Entry into a Material Definitive Agreement
Item 2.01         Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02         Unregistered Sales of Equity Securities
Item 8.01         Other Events

      On December 30, 2004 (the "Closing"), Advanced Communications Technologies, Inc. (the "Company") completed the acquisition of 6,454,300 shares of the common stock of Pacific Magtron International Corp. (the "PMIC Shares") for the aggregate purchase price of $500,000 from Theodore S. Li and Hui Cynthia Lee (collectively, the "Stockholders") pursuant to the terms of a Stock Purchase Agreement, dated December 10, 2004, among the Company, Mr. Li and Ms. Lee (the "Stock Purchase Agreement"). The PMIC Shares represent 61.56% of the currently issued and outstanding common stock of Pacific Magtron International Corp. ("PMIC"). PMIC is primarily engaged in the business of distributing computer peripheral products, such as components and multimedia and systems networking products, through its wholly-owned subsidiaries. PMIC's common stock trades on the Over the Counter Bulletin Board, and PMIC files periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

      The Company paid the purchase price for the PMIC Shares by delivering two convertible promissory notes (the "Notes") in the principal amounts of $166,889 and $333,111 to Mr. Li and Ms. Lee, respectively. The Notes will mature on December 29 ,2005 and no principal or interest payments will be required prior to such date. The Notes bear interest at 6.0% per annum. Upon the occurrence and during the continuation of any Event of Default (as specified in the Notes), the interest rate will increase to 10.0% per annum and the holders of the Notes may declare the principal amount of the Notes and all accrued and unpaid interest thereon to be immediately due and payable. The Company will be able to redeem all or a portion of Mr. Li's Note on or prior to the maturity date at 110.0% of the principal amount redeemed, plus all accrued and unpaid interest thereon. The Company will be able to redeem all or a portion of Ms. Lee's Note prior to six months following the Closing at 105.0% of the principal amount redeemed or thereafter prior to the maturity date at 110.0% of the principal amount redeemed, in each case, plus all accrued and unpaid interest thereon. The holders of the Notes, at their option, may convert, at any time and from time to time, until payment in full of all amounts due and owing under their Note, any unpaid principal amount of their Note into shares of common stock of the Company at a conversion price per share of $0.01. If the full original principal amount of the Notes were converted, this would result in the issuance of an aggregate of 50,000,000 shares of the Company's common stock to the Stockholders. The conversion ratio is subject to customary adjustments for stock splits, reverse stock splits and other recapitalizations effected by the Company. The Company currently expects to use funds out of working capital to repay any and all amounts due and owing under the Notes. The Company's payment obligations under the Notes (the "Obligations") are secured by the PMIC Shares pursuant to a Custodial and Stock Pledge Agreement, dated December 30, 2004, among the Company, the Stockholders and Quarles & Brady Streich Lang LLP, as custodian (the "Pledge Agreement").

      Under the Pledge Agreement, the Company has pledged to the Stockholders all of the PMIC Shares acquired under the Stock Purchase Agreement and has granted to the Stockholders a lien upon and a continuing security interest in such PMIC Shares, subject to the terms and conditions of the Pledge Agreement. Until such time all amounts due and owing under the Notes are paid in full or until their earlier release in accordance with the terms of the Pledge Agreement, as the case may be, the certificates representing the PMIC Shares will be held in escrow by the custodian in accordance with the terms of the Pledge Agreement.

      If the Company becomes entitled to receive or shall receive with respect to the PMIC Shares (i) any additional shares of capital stock of PMIC; (ii) any stock certificate, including without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split or other recapitalization; (iii) any option, warrant or right,

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

whether as an addition to, in substitution of or in exchange for any of the PMIC Shares, or otherwise; or (iv) any dividend or other distribution payable in property, or securities issued by a person other than PMIC, then the Company will receive and accept the same, in trust, as trustee for the Stockholders, and shall deliver them to the custodian. Any cash distributions received by the Company in respect of the PMIC Shares may be applied to reduce such of the Obligations as the Company may determine in its sole discretion.

      Unless and until an Event of Default under the Notes shall have occurred, the Company shall be entitled to exercise all voting and other corporate rights in respect of the PMIC Shares (except for the right to receive dividends and distributions payable in kind, which are to be delivered to the custodian), including, without limitation, all rights and privileges of conversion, exchange and subscription, as though the Company were the absolute owner of the PMIC Shares, subject to the pledge in the Pledge Agreement. Notwithstanding the foregoing, the Company has agreed that it will not vote any of the PMIC Shares in any way inconsistent with the provisions or intent of the Pledge Agreement. All rights of the Company to vote and give consents, waivers and ratifications, and to convert, exchange or subscribe (collectively referred to as the "Corporate Rights"), shall cease if an Event of Default shall occur. If an Event of Default shall occur, whether or not the PMIC Shares shall have been registered in the Stockholders' names, the Stockholders then shall have the right to exercise all Corporate Rights with respect to the PMIC Shares.

      The Company has agreed that until all of the Obligations have been satisfied in full it shall not sell, convey or otherwise dispose of any of the PMIC Shares or any interest in the PMIC Shares, or create, incur or permit to exist any pledge, mortgage, lien, charge or encumbrance or any security interest whatsoever in or with respect to any of the PMIC Shares, other than that created by the Pledge Agreement, nor attempt to do any of the foregoing.

      In connection with the Closing of the transactions contemplated by the Stock Purchase Agreement, at Closing, each of Mr. Li and Ms. Lee entered into an employment agreement with the Company, Encompass Group Affiliates, Inc., a wholly-owned subsidiary of the Company ("Encompass"), and PMIC, pursuant to which Mr. Li and Ms. Lee are to be employed by PMIC (the "Employment Agreements"). Unless terminated sooner, the initial term of Mr. Li's Employment Agreement expires on the three year anniversary of the Closing, and the initial term of Ms. Lee's Employment Agreement expires on the two year anniversary of the Closing. The employment agreements also contain non-compete provisions for a period of two years post termination. Either employment agreement may be terminated by the Company at any time upon thirty days prior written notice. In addition, Mr. Li or Ms. Lee, as the case may be, may terminate their employment agreement immediately for any reason or for "Good Reason" (as defined in each Employment Agreement). In the event of termination without cause (as defined in each Employment Agreement) or for Good Reason, Mr. Li or Ms. Lee, as the case may be, shall receive, in addition to accrued, but unpaid compensation and other benefits, six months severance.

      Under the terms of each Employment Agreement, each of Mr. Li and Ms. Lee shall receive a signing bonus of $225,000 within thirty days of the Closing. The Employment Agreements also contemplate an annual salary of not less than $120,000 and other bonus and earn-out provisions which may be paid in shares of common stock of the Company. While any bonus paid in Company common stock will be at the discretion of the Compensation Committee of the Company's Board of Directors, the earn-out provisions are set forth in the Employment Agreements and are based on achievement of certain financial milestones by certain operating subsidiaries of PMIC. Under the earn-out provisions, Mr. Li and Ms. Lee may earn the right to receive up to 66,666,666 shares and 33,333,333 shares of the Company's common stock, respectively, which share amounts are subject to adjustment for any stock splits or other recapitalizations effected by the Company; provided that, the percentage of the outstanding common stock that Mr. Li or Ms. Lee would have had the right to receive prior to the adjustment shall not be changed by any such adjustment. Upon earning any earn-out shares, the

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

shares will be placed in escrow pursuant to the terms of an Escrow Agreement entered into among the Company, Mr. Li and Ms. Lee at Closing. In the event that Mr. Li's or Ms. Lee's employment is terminated for "cause" (as defined in the applicable Employment Agreement) prior to the expiration of the initial term of the Employment Agreement all of the earn-out shares earned or to be earned by Mr. Li or Ms. Lee, as applicable, will be forfeited. If, however, Mr. Li's or Ms. Lee's employment is terminated for reasons other than "cause" prior to the expiration of the initial term of the applicable Employment Agreement, Mr. Li and Ms. Lee, as the case may be, will be entitled to receive any of the earn-out shares earned and placed in escrow prior to such termination. Upon release from escrow, the holders of earn-out shares will have certain rights to request the Company to register the shares for resale under the Securities Act of 1933, as amended (the "Securities Act").

      At the time of the Closing, Mr. Li resigned as Chief Executive Officer of PMIC and any office held by him with any subsidiary of PMIC and now holds the positions of Chief Financial Officer and Chief Operating Officer as well as a director of PMIC. Martin Nielson, Senior Vice President-Acquisitions and a director of the Company, has become a director and Chief Executive Officer of PMIC, and John Donahue has also become a director of PMIC. Ms. Lee has been retained as a Senior Vice President of PMIC and she and Jey Hsin Yao, Hank C. Ta and Raymond Crouse have each resigned as a director of PMIC and each office and directorship held by any of them with any subsidiary of PMIC.

      To the extent that the Closing involved the sale of the Notes, the shares of Company common stock into which the Notes may be converted or the shares of Company common stock that may be issued under the Employment Agreements, such sales were exempt from the registration provisions of the Securities Act under
Section 4(2) thereof and Regulation D thereunder as none of the transactions involved a public offering, the recipients of such securities are all "accredited investors," as defined in Regulation D, and each recipient has represented to the Company that he or she has or will be acquiring the securities for his or her own account and not with a view to their distribution.

      At Closing, each Stockholder signed a Release pursuant to which it agreed to hold the Company, PMIC and each of their respective individual, joint or mutual, past, present and future representatives, affiliates, stockholders, controlling persons, Subsidiaries, successors and assigns from any and all claims, demands, proceedings, causes of action, orders, obligations, contacts, agreements, debts and liabilities whatsoever, other than those contemplated by the above described transaction documents.

      Additionally, in connection with the Closing of the transactions contemplated by the Stock Purchase Agreement, the Company entered into an Indemnity Agreement at Closing pursuant to which it agreed to fully indemnify each Stockholder and each of their respective spouses for any and all amounts paid by each such Stockholder under the terms of individual guarantees previously entered into by the Stockholders, which guarantees a $3,500,000 inventory financing facility provided by Textron Financial Corporation to PMIC. In the event PMIC defaults on the facility and Textron forecloses on the guarantees, each Stockholder and his/her spouse may exercise his/her right under the Indemnity Agreement to require the Company to reimburse such indemnitee for all amounts paid by such indemnitee under the applicable guarantee.

      The foregoing summary of the Stock Purchase Agreement, the Notes, the Pledge Agreement, the Employment Agreements, and the Indemnity Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the such agreements, copies of which are filed as Exhibits to this Report on Form 8-K and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

      It is impracticable to provide the required financial statements of Pacific Magtron International Corp. at the time of filing of this report. The required financial statements of Pacific Magtron International Corp. will be filed within the time period required in accordance with applicable regulations to the Securities Exchange of 1934, as amended.

(b)      Pro Forma Financial Information

      It is impracticable to provide the required pro forma financial information of Advanced Communications Technologies, Inc. at the time of the filing of this report. The pro forma financial information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934, as amended.

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

(c)      Exhibits

Exhibit No.       Description of Exhibit
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
2.1               Stock Purchase Agreement, dated as of December 10, 2004, among Advanced Communications
                  Technologies, Inc., Theodore S. Li and Hui Cynthia Lee (incorporated by reference to Exhibit
                  2.1 to the Registrant's Current Report on Form 8-K filed on December 14, 2004).

10.1              6% Secured Convertible Promissory Note, dated December 30, 2004, issued to Theodore S. Li.

10.2              6% Secured Convertible Promissory Note, dated December 30, 2004, issued to Hui Cynthia Lee.

10.3              Custodial and Stock Pledge Agreement, dated December 30, 2004, among Advanced Communications
                  Technologies, Inc., Theodore S. Li and Hui Cynthia Lee, and Quarles & Brady Streich Lang LLP.

10.4              Employment Agreement, dated December 30, 2004, among Pacific Magtron International Corp.,
                  Advanced Communications Technologies, Inc., Encompass Group Affiliates, Inc., and Theodore S.
                  Li.

10.5              Employment Agreement, dated December 30, 2004, among Pacific Magtron International Corp.,
                  Advanced Communications Technologies, Inc., Encompass Group Affiliates, Inc., and Hui Cynthia
                  Lee.

10.6              Indemnity Agreement, dated December 30, 2004, among Advanced Communications Technologies, Inc.,
                  Theodore S. Li and Hui Cynthia Lee.

99.1              Press Release dated January 3, 2005.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED COMMUNICATIONS
                                    TECHNOLOGIES, INC.

Dated:  January 5, 2005             By: /s/ Wayne I. Danson
                                        ----------------------------------------
                                        President and Chief Financial Officer


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

                                  Exhibit Index

Exhibit No.                Description
---------------           -------------

2.1               Stock Purchase Agreement, dated as of December 10, 2004, among Advanced Communications
                  Technologies, Inc., Theodore S. Li and Hui Cynthia Lee (incorporated by reference to Exhibit
                  2.1 to the Registrant's Current Report on Form 8-K filed on December 14, 2004).

10.1              6% Secured Convertible Promissory Note, dated December 30, 2004, issued to Theodore S. Li.

10.2              6% Secured Convertible Promissory Note, dated December 30, 2004, issued to Hui Cynthia Lee.

10.3              Custodial and Stock Pledge Agreement, dated December 30, 2004, among Advanced Communications
                  Technologies, Inc., Theodore S. Li and Hui Cynthia Lee, and Quarles & Brady Streich Lang LLP.

10.4              Employment Agreement, dated December 30, 2004, among Pacific Magtron International Corp.,
                  Advanced Communications Technologies, Inc., Encompass Group Affiliates, Inc., and Theodore S.
                  Li.

10.5              Employment Agreement, dated December 30, 2004, among Pacific Magtron International Corp.,
                  Advanced Communications Technologies, Inc., Encompass Group Affiliates, Inc., and Hui Cynthia
                  Lee.

10.6              Indemnity Agreement, dated December 30, 2004, among Advanced Communications Technologies, Inc.,
                  Theodore S. Li and Hui Cynthia Lee.

99.1              Press Release dated January 3, 2005.


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